UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: May 13, 2008
(Date of earliest event reported)
QUEST RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive offices, including zip code)
(405) 600-7704
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.
     On May 16, 2008, the Amended and Restated Agreement and Plan of Merger, dated as of February 6, 2008, by and among Quest Resource Corporation (the “Company”), Pinnacle Gas Resources, Inc. (“Pinnacle”), and Quest MergerSub, Inc. was terminated. Pursuant to the terms of the merger agreement, either the Company or Pinnacle had the right to terminate the merger agreement if the proposed merger was not completed by May 16, 2008. No termination fee is payable by the Company as a result of its termination of the merger agreement.

Item 2.02	Results of Operations and Financial Condition.
     On May 13, 2008, the Company issued a press release in which it announced its first quarter 2008 operating and financial results. The Company also provided guidance for the second quarter and fiscal year 2008. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.
     The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth in such filing.

Item 7.01	Regulation FD Disclosure.
     On May 19, 2008, the Company issued a press release announcing the termination of the Pinnacle merger agreement. In the press release, the Company also announced that it had signed a letter of intent with a private company to enter into a farm-out agreement that would give the Company the right to develop approximately 30,000 net acres in Pennsylvania for a one year period. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2 and is hereby incorporated by reference.
     The information in this Item 7.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.
     The following material is furnished pursuant to Item 9.01 as exhibits to this Form 8-K.
     (d) Exhibits

Exhibit Number	Description

99.1	Press release of Quest Resource Corporation dated May 13, 2008.

99.2	Press release of Quest Resource Corporation dated May 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION
By:	/s/ Jerry D. Cash
Jerry D. Cash
Chief Executive Officer

Date: May 19, 2008

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